UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2016

ADDUS HOMECARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34504	20-5340172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2300 Warrenville Rd. Downers Grove, IL	60515
(Address of principal executive offices)	(Zip Code)

630-296-3400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On May 24, 2016, Addus HomeCare Corporation (“Holdings”) and its subsidiaries (together with Holdings, the “Company”) entered into the Consent and Amendment No. 2 to Second Amended and Restated Credit and Guaranty Agreement (the “Second Amendment”), which amends the Second Amended and Restated Credit and Guaranty Agreement, dated as of November 10, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the lenders party thereto, and Fifth Third Bank, as a lender and as administrative agent.

The Second Amendment, among other things, provides for an increase of the revolving line of credit under the Credit Agreement by $25,000,000, from $75,000,000 to $100,000,000, an increase of the specified advance multiple of adjusted EBITDA (as defined in the Credit Agreement), which determines the availability of funds under the Company’s credit facility, from a maximum of 3.25 to 1.0 to 3.75 to 1.0, and an increase of the maximum senior leverage ratio covenant from 3.50 to 1.0 to 4.00 to 1.0.

The summary of the Second Amendment set forth herein does not purport to be complete and is qualified in its entirety by the copy of the Second Amendment, which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 is also responsive to Item 2.03 of this Current Report on Form 8-K and is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Consent and Amendment No. 2 to Second Amended and Restated Credit and Guaranty Agreement, dated as of May 24, 2016, among Addus HealthCare, Inc., Addus HealthCare (Idaho), Inc., Addus HealthCare (Indiana), Inc., Addus HealthCare (Nevada), Inc., Addus HealthCare (New Jersey), Inc., Addus HealthCare (North Carolina), Inc., Benefits Assurance Co., Inc., PHC Acquisition Corporation, Professional Reliable Nursing Service, Inc., Addus HealthCare (South Carolina), Inc., Addus HealthCare (Delaware), Inc., Cura Partners, LLC, Priority Home Health Care, Inc. and South Shore Home Health Service Inc., as borrowers, Addus HomeCare Corporation, as guarantor, the other credit parties from time to time party thereto, the various institutions from time to time party thereto, as lenders, and Fifth Third Bank, as agent and L/C issuer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: May 24, 2016	By:	/s/ Brian Poff
	Name:	Brian Poff
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Consent and Amendment No. 2 to Second Amended and Restated Credit and Guaranty Agreement, dated as of May 24, 2016, among Addus HealthCare, Inc., Addus HealthCare (Idaho), Inc., Addus HealthCare (Indiana), Inc., Addus HealthCare (Nevada), Inc., Addus HealthCare (New Jersey), Inc., Addus HealthCare (North Carolina), Inc., Benefits Assurance Co., Inc., PHC Acquisition Corporation, Professional Reliable Nursing Service, Inc., Addus HealthCare (South Carolina), Inc., Addus HealthCare (Delaware), Inc., Cura Partners, LLC, Priority Home Health Care, Inc. and South Shore Home Health Service Inc., as borrowers, Addus HomeCare Corporation, as guarantor, the other credit parties from time to time party thereto, the various institutions from time to time party thereto, as lenders, and Fifth Third Bank, as agent and L/C issuer.